Exhibit 99.1

PAPA MURPHY’S ANNOUNCES REFRANCHISING TRANSACTION IN COLORADO
- EXISTING FRANCHISE OWNERS TO ACQUIRE COMPANY-OWNED STORES -
Vancouver, WA, April 19, 2018 - Papa Murphy’s Holdings, Inc. (NASDAQ: FRSH) announced today announced the refranchising of Company--owned stores in Colorado to Fresh Take, LLC, an entity owned by existing franchise owners Ryan McCallister, Tyler Ross, and Brad Seymore.
Following the transaction, Fresh Take, LLC will operate a total of 28 Papa Murphy’s stores across the state of Colorado. Papa Murphy’s remains focused on refranchising the majority of Company-owned stores and expects to operate around 60 Company-owned stores by the end of 2018. The cash flow generated from refranchising is expected to be used for debt paydown.
“Combined, Ryan, Tyler, and Brad have been successful Papa Murphy’s franchise owners for 22 years. Their passion for the brand makes them the ideal franchise owners to grow with,” said Mark Hutchens, executive vice president and chief operating officer of Papa Murphy’s. “We look forward to completing similar refranchising transactions in the coming months as we move towards our goal of returning to a 95 percent franchise mix by 2020.”
“We’re looking forward to growing our Papa Murphy’s portfolio,” said Ryan McCallister, of Fresh Take, LLC. “We’re excited to serve even more Papa Murphy’s customers, empowering them to make delicious, home-baked meals.”
“We believe in the strength of the Papa Murphy’s brand and are proud of our unique and high quality product,” said Tyler Ross of Fresh Take, LLC. “As we expand our reach, we remain committed to providing our customers with an exceptional Papa Murphy’s experience.”
Hutchens continued, “We are confident that as we execute on our refranchising strategy and focus on our asset-light franchise business model, we will improve the capital efficiency of our company and, in-turn, grow shareholder value. The financial commitment our existing franchise owners are making as they grow through refranchising demonstrates the strong economic opportunity of Papa Murphy’s.”
For additional information on Papa Murphy's franchise opportunities and current development incentives, please visit http://www.papamurphysfranchise.com/.
FORWARD-LOOKING STATEMENTS
This press release, as well as other information provided from time to time by Papa Murphy's Holdings, Inc. or its employees, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements give the Company's current expectations and projections relating to the Company's financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “guidance,” “anticipate,” “estimate,” “expect,” “forecast,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,” “likely,” “future”

and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.
Forward-looking statements in this press release include statements relating to the Company’s projected Company-owned store count, projected refranchising activities, and future financial or operational results and business strategy, including the expected effects of our strategic initiatives.
Any such forward-looking statements are not guarantees of performance or results, and involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. Although the Company believes any forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in any forward-looking statements. Please refer to the risk factors discussed in the Company’s annual report on Form 10-K for the fiscal year ended January 1, 2018, (which can be found at the SEC’s website www.sec.gov); each such risk factor is specifically incorporated into this press release. Should one or more of these risks or uncertainties materialize, the Company's actual results may vary in material respects from those projected in any forward-looking statements.
Any forward-looking statement made by the Company in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise.
ABOUT PAPA MURPHY’S
Papa Murphy’s Holdings, Inc. (“Papa Murphy’s” or the “Company”) (NASDAQ: FRSH) is a franchisor and operator of the largest Take ‘n’ Bake pizza brand in the United States, selling hand-crafted, fresh pizzas for customers to bake at home. The company was founded in 1981 and currently operates nearly 1,500 franchised and corporate-owned stores in 38 states, Canada, and United Arab Emirates. Papa Murphy’s core purpose is to help anyone with an oven and 15 minutes serve a scratch-made meal. In addition to fresh pizzas, the Company offers hand-crafted salads, sides and desserts to complete the meal. Order online today at www.papamurphys.com for easy pick up everywhere, and find us on your favorite delivery apps in select markets.

Investor Contact:
Alexis Tessier, ICR
papamurphys-ir@icrinc.com
877-747-7272

Media Contact:
Rachael Smith, ICR
Rachael.Smith@icrinc.com
646-277-1261